UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2023

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)The 2023 Annual Meeting of Stockholders of FuelCell Energy, Inc. (the “Company”), which was called to order and adjourned on April 6, 2023 and April 27, 2023, was reconvened and concluded on May 22, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved (i) the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan (as so amended and restated, the “Amended and Restated ESPP”) and (ii) the amendment and restatement of the FuelCell Energy, Inc. Second Amended and Restated 2018 Omnibus Incentive Plan (as so amended and restated, the “Third Amended and Restated Incentive Plan”), both of which had previously been approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07 of this Current Report on Form 8-K.

Amendment and Restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan

The purpose of the amendment and restatement of the 2018 Employee Stock Purchase Plan was to authorize the Company to issue up to 500,000 additional shares of the Company’s common stock under the Amended and Restated ESPP.

Following the approval of the amendment and restatement (and therefore the Amended and Restated ESPP) by the Company’s stockholders at the Annual Meeting, the Amended and Restated ESPP provides the Company with the authority to issue a total of 541,667 shares of the Company’s common stock.  The Amended and Restated ESPP also increases the limit on the number of shares of the Company’s common stock that any individual participant may purchase during an offering period to 1,000 shares.

The Amended and Restated ESPP, which is intended to satisfy the requirements of Section 423 of the Internal Revenue Code of 1986, as amended, allows the Company to provide eligible employees of the Company and of certain designated subsidiaries with the opportunity to voluntarily participate in the Amended and Restated ESPP, enabling such participants to purchase shares of the Company’s common stock at a discount to market price at the time of such purchase.  The Board may, in its sole discretion, terminate the Amended and Restated ESPP at any time.  If the Board does not earlier terminate the Amended and Restated ESPP, the Amended and Restated ESPP will terminate on the date on which all shares of common stock available for issuance have been sold pursuant to purchase rights exercised under the Amended and Restated ESPP.

The Amended and Restated ESPP is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 17, 2023. A copy of the Amended and Restated ESPP is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Amended and Restated ESPP set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Amendment and Restatement of the FuelCell Energy, Inc. Second Amended and Restated 2018 Omnibus Incentive Plan

The purpose of the amendment and restatement of the Second Amended and Restated 2018 Omnibus Incentive Plan was to authorize the Company to issue up to 6,000,000 additional shares of the Company’s common stock pursuant to awards under the Third Amended and Restated Incentive Plan.

Following the approval of the amendment and restatement (and therefore the Third Amended and Restated Incentive Plan) by the Company’s stockholders at the Annual Meeting, the Third Amended and Restated Incentive Plan provides the Company with the authority to issue a total of 18,333,333 shares of the Company’s common stock. The Third Amended and Restated Incentive Plan authorizes grants of stock options, stock appreciation rights, restricted stock, restricted stock units, shares, performance shares, performance units, incentive awards and dividend equivalent units to officers, other employees, directors, consultants and advisors.  Up to 1,833,333 shares of the Company’s common stock may be issued pursuant to the exercise of incentive stock options.  The Board or the administrator of the Third Amended and Restated Incentive Plan may terminate the Third Amended and Restated Incentive Plan at any time.  No award may be granted under the Third Amended and Restated Plan after the tenth anniversary of the approval of the Third Amended and Restated Plan by stockholders at the Annual Meeting.

The Third Amended and Restated Incentive Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 17, 2023. A copy of the Third Amended and Restated Incentive Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Third Amended and Restated Incentive Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.07.Submission of Matters to a Vote of Security Holders.

As noted above, the Company’s Annual Meeting, which was called to order and adjourned on April 6, 2023 and April 27, 2023, was reconvened and concluded on May 22, 2023. At the Annual Meeting, seven proposals were submitted to a vote of the holders of shares of common stock of the Company. The voting results with respect to those seven proposals were as follows:

(1)	Election of seven directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME OF DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
James H. England	141,270,938	19,971,175	2,941,487	66,772,260
Jason Few	149,580,138	11,001,867	3,601,595	66,772,260
Matthew F. Hilzinger	148,748,083	11,797,063	3,638,454	66,772,260
Natica von Althann	145,180,162	15,398,968	3,604,470	66,772,260
Cynthia Hansen	150,572,600	10,047,748	3,563,252	66,772,260
Donna Sims Wilson	141,770,225	18,856,339	3,557,036	66,772,260
Betsy Bingham	148,686,818	11,890,157	3,606,625	66,772,260

Accordingly, each of James H. England, Jason Few, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson, and Betsy Bingham have been re-elected as directors.

(2)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023.

VOTES FOR: 209,288,213

VOTES AGAINST: 18,178,020

ABSTENTIONS: 3,489,627

BROKER NON-VOTES: 0

Accordingly, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2023 has been ratified.

(3)	Approval of the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan.

VOTES FOR: 149,076,515

VOTES AGAINST: 12,333,113

ABSTENTIONS: 2,773,972

BROKER NON-VOTES: 66,772,260

Accordingly, the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan has been approved.

(4)	Approval of the amendment and restatement of the FuelCell Energy, Inc. Second Amended and Restated 2018 Omnibus Incentive Plan.

VOTES FOR: 137,744,220

VOTES AGAINST: 23,219,227

ABSTENTIONS: 3,220,153

BROKER NON-VOTES: 66,772,260

Accordingly, the amendment and restatement of the FuelCell Energy, Inc. Second Amended and Restated 2018 Omnibus Incentive Plan has been approved by the stockholders.

(5)

Approval of the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 500,000,000 shares to 1,000,000,000 shares.

VOTES FOR: 188,205,306

VOTES AGAINST: 39,993,663

ABSTENTIONS: 2,756,891

BROKER NON-VOTES: 0

The affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding as of the record date for the Annual Meeting was required to approve this proposal. There were 405,732,053 shares of the Company’s common stock outstanding as of the record date for the Annual Meeting, therefore, this proposal required the affirmative vote of the holders of more than 202,866,026 shares of the Company’s common stock for approval.

Of the 230,955,860 shares voted with respect to this proposal, 81.48%, or 188,205,306 shares, voted “FOR” this proposal. As this proposal required the affirmative vote of the holders of more than 202,866,026 shares of the Company’s common stock for approval, this proposal was not approved.

(6)	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement.

VOTES FOR: 131,413,375

VOTES AGAINST: 29,198,244

ABSTENTIONS: 3,571,981

BROKER NON-VOTES: 66,772,260

Accordingly, the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement has been approved by the stockholders.

(7)	Vote, on a non-binding advisory basis, on the frequency with which future advisory votes on the compensation of FuelCell Energy, Inc.’s named executive officers will be conducted.

1 YEAR: 151,202,045

2 YEARS: 2,837,579

3 YEARS: 4,976,544

ABSTENTIONS: 5,167,432

The “1 YEAR” option received the greatest number of votes cast and is therefore the option selected by the stockholders. Accordingly, the stockholders have voted to conduct advisory votes on the compensation of the Company’s named executive officers every year.

In light of these voting results, the Board has determined that the Company will hold an advisory vote on executive compensation every year until the next advisory vote on the frequency of stockholder votes on executive compensation pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description

10.1	FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan, as amended and restated effective as of May 22, 2023.
10.2	FuelCell Energy, Inc. Third Amended and Restated 2018 Omnibus Incentive Plan, effective as of May 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: May 23, 2023	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer